UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  May 31, 2006

CNH CAPITAL RECEIVABLES LLC

CNH EQUIPMENT TRUST 2005-B

(Exact Name of Registrant as Specified in its Charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

333-122462	39-1995297
333-122462-03	20-3423974
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware 19711

(Address of Principal Executive Offices) (Zip Code)

(847)735-9200
(302)283-8079
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

On September 19, 2005, a 424(b)(5) filing was made by CNH Capital Receivables LLC. Due to an administrative error, simultaneous with the filing of such 424(b)(5), a request was made to create a serial company on EDGAR. Prior to this request, a serial company with the name CNH Equipment Trust 2005-B, Commission File Number 333-122462-02, had already been created. As a result, a duplicate entity was created on the EDGAR database, bearing the name CNH Equipment Trust 2005-B, Commission File Number 333-122462-03 (the “Co-Registrant”). All filings required to be made by CNH Equipment Trust 2005-B have been made under the entity with the Commission File Number of 333-122462-02. Pursuant to Rule 15d-6 of the Securities Exchange Act of 1934 (the “Act”), the Co-Registrant plans to file a Form 15, dated May 31, 2006, which reflects the suspension of the Co-Registrant’s duty to file reports pursuant to Section 15(d) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer

Dated: May 31, 2006
CNH EQUIPMENT TRUST 2005-B
(Co-Registrant)

	By:	CNH Capital America LLC
Administrator of the CNH Equipment Trust 2005-B

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer
Dated: May 31, 2006